UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

Renalytix plc

(Exact name of registrant as specified in its Charter)

England and Wales	001-39387	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Leman Street

London E1W 9US

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 20 3139 2910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.0025 per ordinary share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing two ordinary shares, nominal value £0.0025 per ordinary share	RNLX	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Renalytix plc (the “Company”) has entered into subscription letters ((collectively, the “Subscription Agreement”) with certain Qualified Institutional Buyers (as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”)) and Company insiders, and on October 1, 2024, the Company entered into a Placing Agreement (the “Placing Agreement” and together with the Subscription Agreement, the “Agreements”) with Oberon Investments Limited (the “Bookrunner”). Pursuant to the Placing Agreement (the “Placing”), the Company agreed to allot and issue up to an aggregate of 92,773,922 new ordinary shares, nominal value £0.0025 per ordinary share (the “Ordinary Shares”), and pursuant to the Subscription Agreement (the “Subscription” and together with the Placing, the “Fundraise”), the Company agreed to allot and issue up to an aggregate of 38,387,634 Ordinary Shares, to certain investors (the “Placees”) in unregistered offerings (together the “Private Placement”). The Agreements contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Stifel Nicolaus Europe Limited (“Stifel”) is acting as the Company’s nominated adviser in connection with the Fundraise.

The Private Placement pursuant to the Placing Agreement consists of two tranches of Ordinary Shares (the “Placing Shares”). The Company agreed to allot and issue in the first tranche 23,174,440 Placing Shares (the “EIS/VCT Tranche”) at a placing price of £0.09 per Placing Share (the “Issue Price”). The shares included in the EIS/VCT Tranche are intended to attract tax relief pursuant to the UK Enterprise Investment Scheme (“EIS”) and/or qualify under the UK Venture Capital Trust scheme (“VCT”). The closing of the EIS/VCT Tranche is anticipated to occur on or about October 9, 2024, subject to customary closing conditions (the “First Closing”). The Company anticipates receiving gross proceeds of £2,085,699.60 from the closing of the EIS/VCT Tranche of the Private Placement, before deducting fees and commissions to the Bookrunner and Stifel, and other offering expenses payable by the Company.

The Company also agreed to allot and issue a second tranche of 69,599,482 Placing Shares (the “Second Tranche”) at the Issue Price. The shares included in the Second Tranche will be non-EIS/VCT qualifying, and the closing of the Second Tranche is conditioned upon receipt of Shareholder Approval (as defined below) (the “Second Closing Trigger”). As part of the Private Placement, in accordance with the Subscription Agreements, the Company also agreed to issue an aggregate of 38,387,634 Ordinary Shares (the “Subscription Shares”) at the Issue Price, conditioned upon receipt of Shareholder Approval and subject to customary closing conditions (the “Subscription Closing” and together with the closing of the Second Tranche, the “Second Closing”). Certain officers and directors of the Company, and the director appointee, have subscribed for Shares, which will comprise approximately £244,000 in the aggregate through the issuance of 2,712,195 Shares at the Issue Price. Each participating insider has agreed to a lock-in of their shares for a period of six months. If the Second Closing Trigger occurs, the Company anticipates receiving gross proceeds of £9,718,840.44 from the Second Closing, before deducting fees and commissions to the Bookrunner and Stifel, and other offering expenses payable by the Company.

Pursuant to the Placing Agreement, the Company has agreed to hold a meeting of its shareholders (the “General Meeting”) to seek approval to give the Company’s directors authority to allot and issue the Second Tranche Shares, Subscription Shares and Conversion Shares (defined below) and to disapply statutory pre-emption rights in respect of such authority (collectively, “Shareholder Approval”).

The Company expects to use the net proceeds from the Private Placement predominantly for sales and marketing and general corporate and administrative expenses. Additionally, the Company will use approximately 10% of the net proceeds for development support for electronic health record (EHR) integrations with new health systems.

The Ordinary Shares issued or to be issued by the Company pursuant to the Private Placement have not been registered under the Securities Act, and may not be offered or sold in the United States absent effective registration or an applicable exemption from registration requirements. The Ordinary Shares issued or to be issued by the Company pursuant to the First Closing and Second Closing have been, or will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing summaries of the Placing Agreement and form of Subscription Agreement do not purport to be complete and are qualified in their entirety by reference to such agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.	Termination of a Material Definitive Agreement.

On September 30, 2024, the Company terminated its at the market offering agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (the “Agent”) dated May 15, 2024, pursuant to which the Company could issue and sell from time to time, at its option, up to $15 million of its American Depositary Shares (“ADS”) through or to the Agent, as sales agent and/or principal. No securities were sold pursuant to the Sales Agreement.

Item 2.02.	Results of Operations and Financial Condition.

On September 30, 2024, the Company issued a press release announcing preliminary unaudited results under IFRS for the year ended June 30, 2024. The full text of such press release is furnished as Exhibit 99.1 to this report.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, in April 2022, the Company issued amortizing senior convertible bonds with a principal amount of $21.2 million due in April 2027 (the “Bonds”) to a fund advised by Heights Capital Ireland LLC (the “Convertible Bond Investor”). In July 2024, the Company issued 2,275,000 Ordinary Shares and 4,641,161 ADSs to the Convertible Bond Investor, which settled the principal and interest amount due under the Bonds on July 7, 2024. After settlement of the July 2024 repayment, the principal remaining under the Bonds was reduced by $1.06 million to $11.66 million.

The Company has agreed in principle with the Convertible Bond Investor to restructure the Bonds as follows:

•	approximately £2.75 million of the Bonds will be capitalised via issue to the Convertible Bond Investor of 33,000,000 Ordinary Shares (the “Heights Shares”), at the Issue Price; and

•	the balance of the Existing Loan Notes will be restructured as a new unsecured Convertible Loan Note (the “New Convertible Loan Note”).

The Convertible Bond Investor will be subject to a six month lock-in provision.

The New Convertible Loan Notes will accrue interest at a rate of 5.5% per annum if paid in cash, or 7.5% per annum if rolled into the principal amount, at the discretion of the Company. The New Convertible Loan Notes have a maturity date of 31 July 2029 and may not be converted before 1 April 2026, except in the event that the Company undertakes a further qualifying equity issuance in the future (which will exclude securities properly issued to employees and other staff of the Company for bona fide remuneration and incentivisation purposes).

The New Convertible Loan Notes can be redeemed as follows:

1.

at any time from 1 April 2026, a holder of Convertible Loan Notes can redeem any or all of the New Convertible Loan Note at a conversion price (subject to usual adjustment provisions) equal to 250% of the Issue Price;

2.

in the event of a change of control of the Company or if the Ordinary Shares cease to be admitted to trading on AIM or the Main Market of the London Stock Exchange (or if dealing in the Ordinary Shares is suspended, other than in connection with a corporate reorganisation, for a period of 60 dealing days or more) or in the event that less than 20% of the Company’s issued share capital (including ADSs) comprises free float, a holder of the Convertible Loan Notes can require the Company to redeem all but not some of their New Convertible Loan Notes at a conversion price equal to 120% of the principal amount of the New Convertible Loan Note (together with accrued but unpaid interest); and

3.

at any time, the Company can elect to redeem all, but not some, of the New Convertible Loan Notes at a price equal to the greater of (i) the principal amount and all accrued but unpaid interest and (ii) the ‘parity value’ of the New Convertible Loan Notes. The parity value is the product of: (a) such number of Ordinary Shares as would have been issued on conversion and (b) the mean volume weighted average price of an Ordinary Share on the ten consecutive dealing days preceding the date on which such redemption is to occur.

Additionally, an accounts payable balance with a professional adviser of approximately $850,000 (the “Advisor Accounts Payable Balance”) has been restructured such that 50% of the outstanding balance ($425,000) will convert to Ordinary Shares at the Issue Price (the “Advisor Shares” and together with the Heights Shares, the “Conversion Shares”). The remaining 50% will be repaid as follows:

•

$325,000 to be converted to a long-term unsecured note, bearing interest at 5% per annum, rolled into the principal amount of the note. The principal and interest will be repaid on the earlier of: (i) 5 years from the issuance of this note; or (ii) such earlier time as the Company is acquired by another company. The Company has the right to redeem the note at any time without prepayment penalties; and

•	the remaining balance will be settled in cash from operations following the Second Closing.

The Conversion Shares will be issued without registration in reliance upon the exemption provided in Section 3(a)(9) of the Securities Act.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 26, 2024, the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) of its intent to file a Form 25 with the Securities and Exchange Commission (“SEC”) on or about October 7, 2024 to effect the voluntary delisting of the Company’s American Depositary Shares from Nasdaq. The Company expects that trading of its ADSs on Nasdaq will be suspended on or about October 3, 2024, and its last official trading day on Nasdaq will be on or about October 7, 2024. The Company intends to have its ADSs quoted on the OTCQX Marketplace. On September 30, 2024, the Company issued a press release relating to, among other things, the Private Placement and the Company’s voluntary delisting of its ADSs from Nasdaq. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events

On September 30, 2024 and October 1, 2024, the Company issued two press releases announcing, among other things, the Private Placement, debt restructuring, Nasdaq delisting of the ADSs, and the completion of the accelerated bookbuilding process related to the Private Placement. Copies of these press releases are attached as Exhibit 99.2 and 99.3 hereto, respectively, and are incorporated by reference herein, provided, however, that the information included in Section 6 of Exhibit 99.1 relating to the Company’s full year results, and information in Exhibit 99.2 relating to the Company’s projections, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Statements contained in this Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Examples of these forward-looking statements include statements concerning: the satisfaction of closing conditions and the expected closing of the Private Placement; the expected cash runway and the expected use of proceeds of the Private Placement; the results of the General

Meeting seeking Shareholder Approval; the anticipated proceeds from the Private Placement; and the Company’s plans to file resale registration statements to register the resale of the shares issued in the Private Placement. Words such as “anticipates,” “expects,” “believes,” “estimates,” “intends,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements. We may not actually achieve the plans and objectives disclosed in the forward-looking statements, and you should not place undue reliance on our forward-looking statements. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, among others: the uncertainty related to market conditions; that kidneyintelX.dkd and KidneyIntelX are based on novel artificial intelligence technologies that are rapidly evolving and potential acceptance, utility and clinical practice remains uncertain; that we have only recently commercially launched KidneyIntelX; risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises; risks relating to the Company’s inability, or the inability of the participants of the Private Placement, to satisfy the conditions to the initial and/or second closing of the Private Placement, including the risk that the Company may not obtain Shareholder Approval; and the completion of the Private Placement on the anticipated terms or at all. These and other risks are described more fully in our filings with the Securities and Exchange Commission (SEC), including our most recent Quarterly Report on Form 10-Q and the “Risk Factors” section of our Annual Report on Form 10-K, and other filings we make with the SEC from time to time. All information in this press release is as of the date of the release, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Exhibit Description

10.1	Placing Agreement dated October 1, 2024

10.2	Form of Subscription Agreement

99.1	Press Release dated September 30, 2024

99.2	Press Release dated September 30, 2024

99.3	Press Release dated October 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENALYTIX PLC

Dated: October 1, 2024	By:	/s/ James McCullough
James McCullough
Chief Executive Officer